UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 26, 2018
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 26, 2018, the Board of Directors (the “Board”) of Matador Resources Company (the “Company”) appointed Timothy E. Parker as a director. Mr. Parker recently retired as Portfolio Manager and Analyst - Natural Resources for T. Rowe Price & Associates. Mr. Parker joined T. Rowe Price in 2001 as an equity analyst before becoming a portfolio manager in 2010. He managed the New Era fund from 2010 to 2013 and managed the energy and natural resources portions of T. Rowe Price’s Small Cap Value, Small Cap Stock and New Horizons funds from 2013 to 2017. Prior to joining T. Rowe Price, Mr. Parker was an investment banking analyst at Robert W. Baird & Co., Inc. Mr. Parker holds a Bachelor of Science degree in Commerce and Economics from the University of Virginia and a Master of Business Administration degree from the Darden School of Graduate Business (University of Virginia). Mr. Parker was appointed by the Board to serve as a director until the 2018 Annual Meeting of Shareholders or his earlier death, retirement, resignation or removal. The Board expects to appoint Mr. Parker to serve on the Audit, Prospect and Strategic Planning and Compensation Committees.
Mr. Parker will be compensated according to the director compensation program described in the Director Compensation section of the Company’s Proxy Statement for the Annual Meeting of Shareholders held on June 1, 2017 filed on April 21, 2017 and incorporated herein by reference. He will also enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Mr. Parker does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and was not appointed to the Board pursuant to any arrangement or understanding between Mr. Parker and any other person.

Item 7.01	Regulation FD Disclosure.
On January 29, 2018, the Company issued a press release announcing the addition of Mr. Parker as a member of the Board (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 29, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: January 30, 2018	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President